THIRD AMENDMENT TO
ASSET MANAGEMENT AGREEMENT

THIS THIRD AMENDMENT (the “Amendment”) effective as of September 1, 2009, to the Asset Management Agreement dated as of July 3, 2007 (the “Agreement”), by and between AII Insurance Management Limited (“AIM”), a Bermuda corporation, and Maiden Insurance Company Ltd. (“MIC”), a Bermuda joint stock company, Maiden Holdings, Ltd. (“MHL”), a Bermuda joint stock company, Maiden Holdings North America, Ltd. (MHNA”), a Delaware corporation, Maiden Reinsurance Company (“MRC”), a Missouri corporation, and Maiden Specialty Insurance Company, a North Carolina corporation (“MSIC”) (MIC, MHL, MHNA, MRC and MSIC are hereinafter referred to collectively as the “Company”), is made by and between AIM and the Company.

WITNESSETH

WHEREAS, MIC and MHNA are direct subsidiaries of MHL, and MRC and MSIC are direct subsidiaries of MHNA;

WHEREAS, MHL, MIC, MHNA, MRC and MSIC wish to retain AIM to provide investment management services upon the terms and conditions set forth in the Agreement and AIM wishes to provide said services;

WHEREAS, AIM and the Company wish to amend certain provisions of the Agreement in the manner set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS AND USAGE

1.1	Definitions. Capitalized terms used but not defined herein shall have the meaning set forth in the Agreement.
1.2	Headings. The headings contained in this Amendment are for the reference purposes only and shall not affect the meaning or interpretation of this Amendment.

ARTICLE II
AMENDMENTS

2.1	Maiden Specialty Insurance Company is added as a party and included within the definition of Company.
2.2	Appendix A is hereby replaced with Appendix A-1, effective as of September 1, 2009.

ARTICLE III
MISCELLANEOUS

3.1	Confirmation of the Agreement. Except as amended by this Amendment, the Agreement remains in full force and effect without further modification or amendment.
3.2	Counterparts. This Amendment may be executed in one or more counterparts, and such counterparts together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

Maiden Insurance Company Ltd.		Maiden Reinsurance Company

By:	/s/ Michael Tait	By:	/s/ Paul Hawk

Name: Michael Tait		Name: Paul Hawk

Title: Chief Financial Officer		Title: Treasurer

Maiden Holdings, Ltd.		Maiden Holdings North America, Ltd.

By:	/s/ John Marshaleck	By:	/s/ John Marshaleck

Name: John Marshaleck		Name: John Marshaleck

Title: Chief Financial Officer		Title: President

Maiden Specialty Insurance Company

By:	/s/ Paul Hawk

Name: Paul Hawk

Title: Treasurer

AII Insurance Management Limited

By:	/s/ Michael Bott

Name: Michael Bott

Title: President